13. Investments (Tables)	12 Months Ended
Dec. 31, 2018
Investments Tables
Schedule of investees and the changes in the investments balance
	Trip		Netpoints
	12/31/2018	12/31/2017	12/31/2018	12/31/2017
Relevant information of the Company’s investees:
Total number of shares	-	-	130,492,408	130,492,408
Capital stock	1,318	1,318	75,351	75,351
Interest	60.0%	60.0%	25.4%	25.4%
Total equity (deficit)	1,962	2,225	(20,758)	(22,997)

Adjusted equity (deficit) (a)	1,177	1,333	-	-
Net income (loss) for the year	644	907	(3,613)	(9,344)
Adjusted net income (loss) for the year attributable to the Company’s interest	387	544	-	-

(a)   Adjusted shareholders' equity corresponds to the percentage of total shareholders' equity net of unrealized profits.

Schedule of disposal of equity interest
Trip
Changes in investments
Balance as of December 31, 2017	1,333
Equity pick up method	387
Dividends and interest on shareholders’ equity	(543)
Balance as of December 31, 2018	1,177